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STATEMENT OF ADDITIONAL INFORMATION                       JANUARY 1, 2002
                                                   (AS REVISED FEBRUARY 4, 2002)

                           CALAMOS(R) FAMILY OF FUNDS
CONVERTIBLE FUND
CONVERTIBLE GROWTH AND INCOME FUND
MARKET NEUTRAL FUND
GROWTH FUND
GLOBAL CONVERTIBLE FUND
HIGH YIELD FUND
CONVERTIBLE TECHNOLOGY FUND
MID CAP VALUE FUND

================================================================================

1111 East Warrenville Road
Naperville, Illinois  60563-1493
(630) 245-7200
Toll Free:  (800) 8-CFS-FUND (800/823-7386)

         This Statement of Additional Information relates to CALAMOS(R) Convertible Fund, CALAMOS(R) Convertible Growth and Income Fund, CALAMOS(R) Market Neutral Fund, CALAMOS(R) Growth Fund, CALAMOS(R) Global Convertible Fund, CALAMOS(R) High Yield Fund, CALAMOS(R) Convertible Technology Fund and CALAMOS(R) Mid Cap Value Fund (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplements thereto. The prospectus may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above. Audited financial statements for the Trust for the fiscal year ended March 31, 2001 are incorporated herein by reference from the Trust's annual report to shareholders.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

The Trust and the Funds......................................................2
Investment Objectives........................................................2
Investment Practices.........................................................2
Investment Restrictions.....................................................17
Management..................................................................19
Investment Advisory Services................................................21
Distribution Plan...........................................................23
Purchasing And Redeeming Shares.............................................24
Performance Information.....................................................33
Distributor.................................................................37
Portfolio Transactions......................................................39
Taxation ...................................................................41
Allocation Among Funds......................................................42
Certain Shareholders........................................................42
Custodian and Transfer Agent................................................53
Independent Auditors........................................................53
General Information.........................................................53
Financial Statements........................................................54
Appendix - Description of Bond Ratings.....................................A-1



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                             THE TRUST AND THE FUNDS

         Each Fund is a series of Calamos Investment Trust (the "Trust"), which was organized as a Massachusetts business trust on December 21, 1987. Each Fund, except Convertible Technology Fund, is an open-end, diversified management investment company. Convertible Technology Fund is an open-end, non-diversified management investment company. Prior to June 23, 1997 the name of the trust was CFS Investment Trust. Market Neutral Fund was named "Strategic Income Fund" prior to July 30, 1999. Prior to August 1, 2000, Convertible Growth and Income Fund was named "Growth and Income Fund" and Global Convertible Fund was named "Global Growth and Income Fund."

                              INVESTMENT OBJECTIVES

         Each Fund's investment objective is shown below:

         CONVERTIBLE FUND seeks current income. Growth is a secondary objective that the Fund also considers when consistent with its objective of current income.

         CONVERTIBLE GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income derived from a diversified portfolio of convertible, equity and fixed-income securities.

         MARKET NEUTRAL FUND seeks high current income consistent with stability of principal, primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk.

         GROWTH FUND seeks long-term capital growth.

         GLOBAL CONVERTIBLE FUND seeks high long-term total return through capital appreciation and current income derived from a globally diversified portfolio of convertible, equity and fixed-income securities.

         HIGH YIELD FUND seeks the highest level of current income obtainable consistent with reasonable risk. As a secondary objective the Fund seeks capital gain where consistent with its primary objective.

         CONVERTIBLE TECHNOLOGY FUND seeks high long-term total return through capital appreciation and current income.

         MID CAP VALUE FUND seeks long-term capital growth.

         The investment objective of each Fund is "fundamental," which means that a Fund's objective cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act").

                              INVESTMENT PRACTICES

         The prospectus contains information concerning each Fund's investment objective and principal investment strategies and risks. This SAI provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

         In pursuing its investment objective, each Fund will invest as described below and in the prospectus.



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CONVERTIBLE SECURITIES

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE SECURITIES

         The investment manager may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. For the Convertible Fund, Convertible Growth and Income Fund, Global Convertible Fund, and Convertible Technology Fund, each Fund's holdings of synthetic convertible securities that are created by the investment manager are not considered convertible securities for purposes of each Fund's policy to invest at least 65% of its assets in convertible securities.

         A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would




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be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Funds may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES

         In pursuing its investment objective, each Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc.) and securities that are not rated but are considered by the investment manager to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that no Fund other than the High Yield Fund will acquire a security rated below C.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Achievement by each Fund of its investment objective(s) will be more dependent on the investment manager's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the investment manager employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

RULE 144A SECURITIES

         Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A under the Securities Act of 1933. The investment manager, under the supervision of the Trust's board of trustees, will consider whether securities



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purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than a specified percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the investment manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the investment manager could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Convertible Fund) of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

         Global Convertible Fund may invest all of its net assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Each Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.


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         Although the Funds intend to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         Each Fund other than Global Convertible Fund expects that substantially all of its investments will be in developed nations. However, each Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

         Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in "speculative" currency exchange transactions.


                                       6
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         If a Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

         Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.



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LENDING OF PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the investment manager's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment manager will monitor the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements, provided that Global Convertible Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         Each Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq National Market System. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might not be able to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and

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purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although a Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.



-----------------------

(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," (2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%.

TAXATION OF OPTIONS AND FUTURES

         If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.


------------------------

(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.



------------------------

(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

WARRANTS

         Each Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

SHORT SALES

         Each Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. Each Fund other than Market Neutral Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         In addition to selling short against the box, Market Neutral Fund may sell short securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of a warrant or option. Market Neutral Fund would use this technique to hedge against market risk in connection with a synthetic convertible security in the same way selling short against the box hedges against market risk in connection with a true convertible security.

         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

         Market Neutral Fund will conduct its short sales so that no more than 10% of the net assets of the Fund, when added together, will be (i) deposited with brokers as collateral, and (ii) allocated to segregated accounts in connection with short sales, at any time.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions of a Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against a Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales, which limitations might impair the Fund's ability to achieve its investment objective. See "Taxation."

         In addition to enabling a Fund to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act), or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos Asset Management, Inc. ("CAM") deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

ILLIQUID SECURITIES

         Global Convertible Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities. The Funds do not intend to invest in illiquid securities during the next fiscal year, except that the Funds may invest in options traded on the Nasdaq National Market System.

TEMPORARY INVESTMENTS

         Each Fund may make temporary investments without limitation when the investment manager determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

REPURCHASE AGREEMENTS

         As part of its strategy for the temporary investment of cash, each Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. The Funds require continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

NON-DIVERSIFIED FUND

         The Convertible Technology Fund is a non-diversified investment company. As such, the investment manager may establish large individual positions for the Fund, sometimes representing more than 5% of the Fund's total assets. Therefore, the Fund may be subject to greater risk and substantial losses as a result of the performance of a small number of issuers. As a non-diversified fund, Convertible Technology Fund is not limited by the 1940 Act as to the percentage of its assets that it may invest in obligations of a single issuer. However, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Accordingly, the Fund will not: (i) purchase more than 10% of any class of voting securities of any issuer; (ii) with respect to 50% of its total assets, purchase securities of any issuer (other than U.S. Government Securities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer; and (iii) invest more than 25% of its total assets in a single issuer (other than U.S. Government Securities).

                             INVESTMENT RESTRICTIONS

         Convertible Technology Fund has elected to be classified as a non-diversified, open-end management investment company. Each other Fund has elected to be classified as a diversified, open-end management investment company.

         The Funds operate under the following investment restrictions. A Fund may not (except as indicated):

(i) For each Fund other than Convertible Technology Fund, as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi) invest more than 10% (or 15% in the case of Global Convertible Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) issue any senior security, except that the Market Neutral Fund may sell securities short.

         The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of
(a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

         In addition to the fundamental restrictions listed above, and as a non-fundamental policy, no Fund may (except as indicated):

         (a) invest in shares of other open-end investment companies, except as permitted by the Investment Company Act of 1940;

         (b) invest in companies for the purpose of exercising control or management;

         (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

         (d) make short sales of securities, except that a Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and
(ii) Market Neutral Fund may make short
sales of securities other than those described in clause (i), provided that no more than 10% of its net assets would, when added together, be deposited with brokers as collateral or allocated to segregated accounts in connection with short sales other than those described in clause (i);

         (e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts and securities guaranteed by a U.S. person), except that Global Convertible Fund may invest all of its assets in securities of foreign issuers.

         (f) [Convertible Technology Fund only] with respect to 50% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer; or

         (g) [Convertible Technology Fund only] invest more than 25% of its total assets in a single issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

         The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.

         Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition, for each Fund other than Convertible Technology Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         Set forth below is information about the trustees and officers of the Trust.

Name, Position(s) with Trust and Age at
October 31, 2001                              Principal Occupation(s) During Past Five Years
---------------------------------------       ----------------------------------------------
John P. Calamos (1)                           President, CAM; President, Calamos Financial Services, Inc. ("CFS"), a broker-dealer
   Trustee and President, 61                  and the Funds' distributor.

Nick P. Calamos (1)                           Managing Director and Senior Vice President, CAM and CFS.
   Trustee and Vice President, 40

Richard J. Dowen (2)                          Chair and Professor of Finance, Northern Illinois University.
   Trustee, 57

Name, Position(s) with Trust and Age at
October 31, 2001                              Principal Occupation(s) During Past Five Years
---------------------------------------       ----------------------------------------------
Joe F. Hanauer (2)                            Director, MAF Bancorp; Director, Homestore.com, Inc.; Director, Grubb & Ellis Co.
   Trustee, 64

William A. Kaun (2)                           Principal, W.A. Kaun Co. (investment adviser and publisher).
   Trustee, 73

John E. Neal (2)                              Managing Director, Bank One Capital Markets, 1999-2001; President, Kemper Mutual Fund,
   Trustee, 51                                1996-1997

Patrick H. Dudasik                            Senior Vice President, Chief Financial Officer and Administrative Officer, and
   Vice President, 46                         Treasurer of CAM, since 2001; Chief Financial Officer, David Gomez and Associates,
                                              1998 - 2001;and Chief Financial Officer, Zurich Kemper Investments, Inc., 1994 - 1998.

Rhowena Blank                                 Vice President -Operations, CAM, since 1999; Director of Operations, Christian
   Treasurer, 33                              Brothers Investment Services, 1998 - 1999; Audit Manager, Ernst & Young, LP, 1994 -
                                              1998.

Jeff Lotito                                   Operations Manager, CAM, since 2000; Manager - Fund Administration, Van Kampen,
   Assistant Treasurer, 29                    1999-2000; Supervisor - Corporate Accounting, Stein Roe and Farnham, 1998-1999;
                                              Supervisor - Financial Reporting, Scudder Kemper Investments, Inc., 1996-1998.

James S. Hamman, Jr.                          Senior Vice President and General Counsel, CAM, since 1998; Vice President and
   Secretary, 32                              Associate Counsel, Scudder Kemper Investments, Inc., 1996 - 1998.

----------------------

(1) John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") and are members of the executive committee of the board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

(2) Messrs. Dowen, Hanauer, Kaun and Neal are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

The trustees of the Trust are also trustees of Calamos Advisors Trust, an open-end investment company advised by CAM.

         The addresses of the trustees are as follows: Mr. J. Calamos and Mr. N. Calamos, 1111 East Warrenville Road, Naperville, Illinois 60563-1463; Mr. Dowen, Department of Finance, Northern Illinois University, DeKalb, Illinois 60115-2854; Mr. Hanauer, 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; Mr. Kaun, 1750 Grandstand Place, Elgin, Illinois 60123; and Mr. Neal, 309 Sterling Road, Kenilworth, Illinois 60043. The address of the officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1463. Nick Calamos is a nephew of John Calamos.

         The following table shows the compensation paid by the Trust to each trustee who was not an "interested person" of the Trust for the fiscal year ended March 31, 2001. The information in the last column is for the 2000 calendar year.

                                      Aggregate               Total Compensation
                                    Compensation                 from Calamos
Name of Trustee**                  from the Trust               Funds Complex
-----------------                  --------------               -------------

Richard J. Dowen*                      $10,446                      $12,000

William A. Kaun*                       $10,446                      $12,000

--------------------

* Includes deferred fees pursuant to a deferred compensation plan with Calamos Funds. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the trustee. Total deferred amounts payable from the Trust through the Trust's fiscal year are $13,017 for Mr. Dowen and $13,017 for Mr. Kaun.

** No compensation was paid by the Trust to Messrs. Hanauer and Neal for the fiscal year ended March 31, 2001, because they each were first elected to the board of trustees of the Trust on November 29, 2001.

         Trustees who are "interested" persons of the Trust, as well as officers of the Trust, are compensated by CAM and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

         Employees of CAM and CFS are permitted to make personal securities transactions, including transactions in securities that the Funds may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of CAM and CFS. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of CAM and CFS employees and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY SERVICES

         Investment management and administrative services are provided to the Funds by CAM pursuant to an Investment Management Agreement (the "Agreement") dated August 1, 2000. For more information, see the prospectus under "Management of the Funds." Each Fund pays CAM a fee accrued daily and paid monthly. Growth Fund pays a fee at the annual rate of 1% of the first $500 million of the Fund's average net assets, .90% of the next $500 million of average net assets, and
 .80% of average net assets in excess of $1 billion. Global Convertible Fund, Mid Cap Value Fund and Convertible Technology Fund each pays a fee at the annual rate of 1% of average net assets. High Yield Fund pays a fee at the annual rate of .75% of average net assets. Each other Fund pays a fee at the annual rate of
 .75% of the first $500 million of average net assets, .70% of the next $500 million of average net assets, and .65% of average net assets in excess of $1 billion.

         During the periods shown below, each of the Funds, except Mid Cap Value Fund that had not yet commenced operations, paid total advisory fees and was reimbursed by CAM for expenses in excess of applicable expense limitations as follows:

                                                        Year Ended            Year Ended             Year Ended
                Description of Fund                       3/31/01               3/31/00                3/31/99
                -------------------                       -------               -------                -------
Convertible Fund                                        $1,693,196            $1,083,224              $932,218
      Waiver or reimbursement                             (148,156)***               N/A                   N/A
                                                        --------------        ----------              --------
      Net fee                                           $1,545,040            $1,083,224              $932,218

Convertible Growth and Income Fund                         560,086               255,587               140,713
      Waiver or reimbursement                             ( 30,313)***               N/A                   N/A
                                                        --------------        ----------              --------
      Net fee                                              529,773                   N/A                   N/A

Market Neutral Fund
      Advisory fee                                         398,078                36,808                11,670
      Waiver or reimbursement                                 (681)***           (73,826)               66,727
                                                        --------------        ----------              --------
      Net fee                                              397,397               (37,018)              (55,057)

Growth Fund
      Advisory fee                                       1,121,470               246,083               126,233
      Waiver or reimbursement                             (124,380)***           (87,539)               50,313
                                                        --------------        ----------              --------
      Net fee                                              997,090               158,544                75,920

Global Convertible Fund
      Advisory fee                                         149,559                95,492                72,674
      Waiver or reimbursement                             (170,187)***          (111,367)              (85,674)
                                                        --------------        ----------              --------
      Net fee                                               (20,628)             (15,875)              (13,000)

High Yield Fund*
      Advisory fee                                           7,980                 3,189                   N/A
      Waiver or reimbursement                             (115,258)***           (47,409)                  N/A
                                                        --------------        ----------              --------
      Net fee                                             (107,278)              (44,220)                  N/A

Convertible Technology Fund**                               15,304                   N/A                   N/A
      Waiver or reimbursement                             (125,624)                  N/A                   N/A
                                                        --------------        ----------              --------
      Net fee                                             (110,320)                  N/A                   N/A

----------------------

  * High Yield Fund commenced operations on 8/1/99.
 ** Convertible Technology Fund commenced operations on 8/24/00.
*** Includes costs (or expenses) associated with additional distributions that were reimbursed by CAM.

         The Agreement continues in effect with respect to each Fund from year to year so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated as to a Fund at any time, without penalty, by either the Trust or CAM upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by CAM, and the Trust has agreed to change the names to remove those references if CAM ceases to act as investment adviser to the Funds.

EXPENSES

         Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by CAM, including
(i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial and transfer agency fees and expenses;
(v) fees and expenses related to the organization of the Funds and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

         CAM has voluntarily undertaken to reimburse each class of shares for any annual operating expenses through August 31, 2002 (August 31, 2003 in the case of Mid Cap Value Fund) in excess of certain limits as described in the prospectus under "-Who Manages the Funds?"

                                DISTRIBUTION PLAN

         The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plans"), whereby Class A shares, Class B shares and Class C shares of each Fund pay to CFS, service and distribution fees as described in the prospectus.

         The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new Class A shares, Class B shares and Class C shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Funds would be in the best interests of shareholders because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit each of the Funds to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each of the Funds. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to any Fund, by vote of a majority of that Fund's outstanding shares. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that termination by a majority of the outstanding shares must be on not more than 60 days' written notice to any other party to such agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

         Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

         CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued. Payments by a Fund pursuant to the Plan are not intended to finance distribution of shares of the other Funds.

         During the year ended March 31, 2001, each of the Funds, except Mid Cap Value Fund that had not yet commenced operations, made payments to CFS pursuant to the Plan in the following amounts:

                      Convertible                                              Global                           Convertible
  Convertible         Growth and           Market                           Convertible        High Yield        Technology
     Fund            Income Fund        Neutral Fund        Growth Fund         Fund              Fund              Fund
     ----            -----------        ------------        -----------         ----              ----              ----
  $1,082,184          $275,098            $135,613            $447,052        $50,920            $2,713            $9,182*

------------------------

*For period August 24, 2000 through March 31, 2001.

                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the Funds' prospectus under the headings "How Can I Buy Shares?" and "How Can I Sell Shares?" All of that information is incorporated herein by reference.

         You may purchase or redeem shares of the Funds through certain investment dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without any charges other than those described in the prospectus.

         An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Trust. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange (the "NYSE") and transmit those orders separately for execution at the net asset value next determined after that business day.

HOW TO PURCHASE SHARES

         Shares of the Funds are sold through selected broker-dealers and banks that have signed agreements with CFS, or may be purchased by check or wire as described below. The minimum initial investment by a shareholder in each Fund other than the Market Neutral Fund is $500 and $50 thereafter. The minimum initial investment for the Market Neutral Fund is $10,000 and $50 thereafter. Each Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

OFFERING PRICE

         Class A shares of each Fund are sold to investors at net asset value plus a sales charge, which may be reduced or waived as described below. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund, and a contingent deferred sales charge payable upon certain redemptions. Class C shares of each Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund. When placing an order, you must specify whether the order is for Class A, Class B or Class C shares.

         The differences between Class A shares, Class B shares and Class C shares lie primarily in their initial and contingent deferred sales charge structures and in their asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also "Expenses" and "How to Redeem Shares." Each class has distinct advantages and disadvantages for different investors, and you may choose the class that best suits your circumstances and objectives.

                                                                  Annual 12b-1 Fees
                                                                  (as a % of average
Class                          Sales Charge                       daily net assets)                 Other Information
-----                          ------------                       -----------------                 -----------------
Class A       Maximum initial sales charge of 4.75% of                 .25%             Initial sales charge waived or reduced
              offering price                                                            for certain purchases*

Class B       Maximum contingent deferred sales charge of 5%          1.00%             Shares convert to Class A shares 8 years
              of redemption proceeds; declines to zero after                            after issuance
              6 years
Class C       1% deferred sales charge on shares redeemed             1.00%**           No conversion feature
              within one year

---------------------------------------------------

 *  See the note to the following table.

** The 12b-1 fee of 1% for the first year is advanced to the Selling Dealer by CFS from its own resources at the time of investment. Annual 12b-1 fees are paid quarterly in arrears beginning in the second year. Of this amount, .25% is for administrative services and the balance is for distribution services.

         The sales charges on sales of Class A shares of each Fund (except when waived as described below under "How to Purchase Shares - Sales Charge Waiver") are as follows:

                                                   Sales Charge Paid by Investor on Purchase of Class A Shares
                                         -----------------------------------------------------------------------------
                                             As a % of                  As a % of              % of Offering Price
                                         Net Amount Invested          Offering Price        Retained by Selling Dealer
                                         -------------------          --------------        --------------------------
Less than $50,000.....................            4.99%                    4.75%                      4.00%
$50,000 but less than $100,000........            4.44                     4.25                       3.50
$100,000 but less than $250,000.......            3.63                     3.50                       2.75
$250,000 but less than $500,000.......            2.56                     2.50                       2.00
$500,000 but less than $1,000,000.....            2.04                     2.00                       1.60
$1,000,000 or more*...................            None                     None                       None

----------------------

* On an investment of $1 million or more, CFS from its own resources pays the selling dealer a commission of .50% of the amount of the investment. If you purchase such shares without a sales charge (other than by reinvestment of dividends or distributions) and redeem them within two years, a contingent deferred sales charge will be imposed at the rate of 1% on shares redeemed within one year after purchase, and, if you purchased shares after July 31, 2000, .50% on shares redeemed during the second year after purchase, determined on a first-in, first-out basis. However, CFS will waive the contingent deferred sales charge in the event that the selling dealer waives the .50% commission to which the dealer is entitled.

         Each Fund receives the entire net asset value of all of its Class A shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

         CFS compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased. CFS is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Class B shares of a Fund will automatically convert to Class A shares of the same Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

WHICH CLASS OF SHARES SHOULD YOU PURCHASE?

         The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than eight years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within eight years might consider Class C shares. Orders for Class B shares for $500,000 or more, and orders for Class C shares for $1,000,000 or more, will be declined. For more information about the three share classes, consult your financial representative or the call us toll free at (800) 823-7386. Financial services firms may receive different compensation depending upon which class of shares they sell.

PURCHASES BY WIRE

         You may also purchase shares by wiring funds from your bank. To insure proper credit to your account, please call the Funds at (800) 823-7386 before sending your wire. The wire should be sent to Firstar Bank, N.A.; ABA #075000022; for Firstar Mutual Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202, bank account no. 112-952-137; FBO Calamos [fund name] Fund; [shareholder name and account number]. The applicable offering price for a purchase by wire is the offering price per share next determined after receipt of the wired funds. Receipt of a wire could be delayed by delays on the Federal Reserve wire system. After you have wired funds, you must complete the application form and send it to CFS. A Fund will not honor redemption requests until the completed application has been received, and failure to submit a completed application may result in backup withholding as required by the Internal Revenue Code.

PURCHASES BY MAIL

         You may also purchase shares of a Fund by sending a check payable to the Fund, along with information identifying you and your account number to the Fund's transfer agent: Firstar Mutual Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202. An initial investment made by check must be accompanied by a completed application. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A check written by a third party will not be accepted. A charge ($25 minimum) may be imposed if any check submitted for investment does not clear. If you purchase shares by check, you will not be able to redeem the shares until the check has been collected, which may take 15 days.

PURCHASES BY TELEPHONE

         You may purchase shares of a Fund by telephone once you have established an account. Complete information regarding the telephone purchase privilege is included in the prospectus under "How Can I buy Shares?"

PURCHASES BY EXCHANGE

         You may purchase shares of a Fund by exchange of shares from another Fund, by exchange of shares of Money Market Portfolio, a portfolio of Cash Account Trust (such shares are referred to as "Cash Account Shares") either by mail or by instructing your broker-dealer or other sales agent, who will communicate your order to the Trust's transfer agent. If you have a brokerage account with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") that holds shares of Summit Cash Reserves Fund, a series of Financial Institution Series Trust (such shares are referred to as "Summit Fund Shares"), and the Summit Fund Shares were purchased by exchange from a Fund, you may purchase shares of a Fund through your Merrill Lynch broker by exchange of Summit Fund Shares. See "How to Redeem Shares - Redemption by Exchange." YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND DURING ANY CALENDAR YEAR. No sales charge is imposed on purchases of Class A shares by exchange of Class A shares from another Fund or by exchange of Cash Account Shares or Summit Fund Shares, previously purchased through use of the exchange privilege. Please review the information under "How to Redeem Shares - Redemption by Exchange."

SALES CHARGE WAIVER

         Dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in shares of the same class of that Fund at net asset value without the payment of any sales charge.

         In addition, the following persons or entities may purchase Class A shares of a Fund at net asset value without payment of any sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be sold except through redemption by the Fund: (a) any investor purchasing shares upon the recommendation of an investment consultant to whom the investor pays a fee for services relating to investment selection; (b) any investor purchasing shares through an investment advisory account with CAM or through a brokerage account with CFS over which CFS has investment discretion;
(c) any investor purchasing shares in a non-discretionary, non-advisory, asset-based-fee brokerage account of a broker dealer having a selling group agreement with CFS; (d) any investor purchasing shares by exchange of Cash Account Shares or Summit Fund Shares previously purchased through use of the exchange privilege; (e) any investor purchasing shares through an employee benefit plan, including individual retirement accounts introduced to the Funds through participation in a company-sponsored employee benefit plan; (f) any employee benefit plan purchasing shares through an intermediary that has signed a participation agreement with CFS specifying certain asset minimums and qualifications, and marketing, program and trading restrictions; (g) any insurance company separate account used to fund annuity contracts for employee benefit plans having in the aggregate more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds; (h) any employee or registered representative of CFS, one of its affiliates or a broker-dealer with a selling group agreement with CFS; (i) any trustee of the Trust; (j) any member of the immediate family of a person qualifying under (h) or (i), including a spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships; (k) any trust, pension, profit sharing, or other benefit plan in which any person qualifying under (h) is a participant; (l) any 401(k) plan (cash or deferred arrangement intended to qualify under section 401(k) of the Internal Revenue
Code) or other qualified retirement plan to which a person qualifying under (h),
(i) or (j) makes voluntary contributions and has investment self-direction, provided the purchase is for the account of such person; (m) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer; and (n) any investor buying shares through a brokerage account with a broker-dealer who has waived the initial sales charge to which the broker-dealer otherwise would be entitled. Please note that, if you purchase or redeem shares through a broker or dealer, the broker or dealer may charge a fee for effecting the transaction.

         Further, no sales charge will be imposed on the sale of Class A shares of a Fund purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid, provided a waiver of the sales charge is requested when the purchase order for Fund shares is placed, any requested evidence of eligibility for the sales charge waiver is furnished; and any shareholder of Convertible Fund at April 30, 1992, the date on which that Fund became a series of the Trust and sales of Fund shares became subject to a sales charge, may continue to purchase Class A shares of Convertible Fund without a sales charge if the Fund or participating broker is notified at the time of each qualifying purchase.

RIGHTS OF ACCUMULATION

         The sales charges described above also apply on a cumulative basis to Class A shares of the Funds and any other series of the Trust as to which a sales charge applies, and over any period of time. Therefore, the value of all your Class A shares of a Fund and any other series of the Trust with respect to which a sales charge was paid, taken at the current offering price or original cost, whichever is greater, can be combined with a current purchase to determine the applicable offering price of the current purchase. In order to receive the cumulative quantity reduction, you must give CFS or your dealer notification of the prior purchases at the time of the current purchase.

         For purposes of determining which purchases may be combined to determine the sales charge rate, you and your spouse can add together shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children under the age of 21. In addition, a fiduciary an count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

LETTER OF INTENT

         You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period in shares of the Funds as to which a sales charge would be imposed and any other series of the Trust. You may compute the thirteen-month period starting up to ninety days before the date of execution of the letter of intent. Your initial investment must be at least 5% of the amount your letter of intent indicates you intend to invest. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. During the term of the letter of intent, shares representing 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

HOW TO REDEEM SHARES

         Shares of the Funds will be redeemed at the respective net asset value next determined after receipt of a redemption request in good form on any day the NYSE is open for trading. Requests received after the time for computation of a Fund's net asset value for that day will be processed the next business day.

         If Class C shares, or Class A shares for which the initial purchase price was $1 million or more, on which no initial sales charge was imposed are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis, a contingent deferred sales charge of 1% of the purchase price will be imposed. A contingent deferred sales charge of .50% of the purchase price will be imposed on the redemption during the second year after purchase of Class A shares, where the initial purchase price was $1 million or more.
CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

         A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

            Year of Redemption                        Contingent Deferred
              After Purchase                             Sales Charge
         ------------------------                     --------------------
         First                                                5%
         Second                                               4%
         Third or Fourth                                      3%
         Fifth                                                2%
         Sixth                                                1%

         The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
Section 72(t)(2)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Calamos IRA accounts).

CONTINGENT DEFERRED SALES CHARGE - GENERAL INFORMATION.

         The following example will illustrate the operation of the contingent deferred sales charge. Assume that you make a single purchase of $10,000 of a Fund's Class B shares and that 18 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $2,000 of share appreciation to a total of $13,000. If you were then to redeem the entire $13,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 or reinvested dividends nor the $2,000 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($400) because it was in the second year after the purchase was made.

         The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in July, 2001 will be eligible for the second year's charge if redeemed on or after July 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CFS receives any contingent deferred sales charge directly.

REDEMPTION BY MAIL

         A written request for redemption (and an endorsed share certificate, if issued) must be received by the Trust's transfer agent at its address shown under "Purchases by Mail" above to constitute a valid redemption request.

         Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.       be signed by all owners exactly as their names appear on the account;
         and

3. include a signature guarantee for each signature on the redemption request by CFS, by a securities firm that is a member of the NYSE, or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

         In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTION BY WIRE OR TELEPHONE

         Broker-dealers or other sales agents may communicate redemption orders by wire or telephone to the Trust's transfer agent. These firms may charge for their services in connection with your redemption request but the Funds do not impose any such charges. Additionally, if your shares are held for you by the Trust's transfer agent, you may redeem up to $50,000 worth of shares by telephone, as described in the prospectus under "How Can I Sell Shares?"

EXPEDITED REDEMPTION

         Unless share certificates have been issued to you, you may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that you have previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your redemption request (provided redemptions may be made under the general criteria set forth below). A $15 service charge for payment of redemption proceeds by wire will be deducted from the proceeds.

REDEMPTION BY EXCHANGE

         You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Cash Account Shares (or Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch and Merrill Lynch has commenced offering the exchange program for Summit Fund Shares) if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR. Before exchanging into Cash Account Shares (or Summit Fund Shares), you should obtain the prospectus relating to those shares from CAM (or from Merrill Lynch, in the case of Summit Fund Shares) and read it carefully. The exchange privilege is not an offering or recommendation of Cash Account Shares or Summit Fund Shares. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "Redemption by Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. An exchange may also be made by instructing your broker-dealer or other sales agent, who will communicate your instruction to CAM. No sales charge is imposed on purchases by exchange.

GENERAL

         A check for proceeds of a redemption will not be released until the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. You may avoid this delay by purchasing shares through a wire transfer of funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small accounts, each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation. PLEASE TELEPHONE THE FUNDS IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. YOU MAY NOT CANCEL OR REVOKE YOUR REDEMPTION REQUEST ONCE YOUR INSTRUCTIONS HAVE BEEN RECEIVED AND ACCEPTED.

SHAREHOLDER ACCOUNTS

         Each shareholder of a Fund receives quarterly account statements showing transactions in shares of the Fund and with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment, or change of shareholder address (sent to the former address).

RETIREMENT PLANS

         You may use the Funds as investments for your Individual Retirement Account ("IRA"), profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from CFS and authorized broker-dealers.

SYSTEMATIC WITHDRAWAL PLAN

         You may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call (800) 823-7386 and request a Systematic Withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are proceeds of redemption and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase and Class A shares purchased in amounts of $1,000,000 or more) under a systematic withdrawal plan is 10% of the net asset value of the account. Because a sales charge is imposed on purchases of shares of the Funds, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective.

AUTOMATIC BANK DRAFT PLAN

         If you own shares of a Fund, you may purchase additional shares of that Fund through the Automatic Bank Draft Plan. Under the Plan, the Trust will automatically debit your bank checking account on a monthly or semi-monthly basis in an amount ($50 or more) specified by you and invest the specified amount in additional shares of the Fund. To obtain an Automatic Bank Draft Plan form, call (800) 823-7386. The Plan is not available to clients of service organizations that offer similar investment services.

EXCHANGE PRIVILEGE

         You may exchange shares of any Fund for shares of another Fund or for Cash Account Shares (or for Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch) or exchange Cash Account Shares or Summit Fund Shares for shares of a Fund, without payment of any sales charge as described above under "How to Purchase Shares - Purchase by Exchange" and "How to Redeem Shares - Redemption by Exchange."

NET ASSET VALUE

         In computing the net asset value of each Fund, portfolio securities, including options, that are traded on a national securities exchange and securities reported on the Nasdaq National Market System are valued at the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

         When market quotations are not readily available for a Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

         Each Fund's net asset value is determined only on days on which the NYSE is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

         Securities that are principally traded in a foreign market are valued as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

REDEMPTION IN KIND

         The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return will be computed as follows:

              ERV         =       P(1+T)n

              Where:      P       =        a hypothetical initial investment of
                                           $1,000

                          T       =        average annual total return

                          n       =        number of years

                          ERV     =        ending redeemable value of a
                                           hypothetical $1,000 investment made
                                           at the beginning of the period, at
                                           the end of the period (or fractional
                                           portion thereof)

         Total Return (taking into account the effect of the sales charge) and Average Annual Total Return for each of the Funds, except Mid Cap Value Fund, was as shown below for the following periods ended March 31, 2001.


                                                              Total Return                     Average Annual Total Return
                                                              ------------                     ---------------------------
                                                Class A     Class B  Class C   Class I    Class A   Class B    Class C    Class I
                                                -------     -------  -------   -------    -------   -------    -------    -------
              Fund Description                    (%)         (%)      (%)       (%)        (%)       (%)        (%)        (%)
              ----------------                    ---         ---      ---       ---        ---       ---        ---        ---
Convertible Fund
--One Year                                        -7.81       N/A     -4.20     -3.09       -7.81      N/A       -4.20      -3.09
--Five Years                                      94.97       N/A       N/A       N/A       14.28      N/A         N/A        N/A
--Ten Years                                      268.92       N/A       N/A       N/A       13.93      N/A         N/A        N/A
--Life of Class (A Shares, 6/21/85;  B           500.84       .17     98.43     65.71       12.03      N/A       15.56      14.35
  Shares, 9/11/00; C Shares, 7/5/96 and I
  Shares, 6/25/97)

Convertible Growth & Income Fund
--One Year                                       -11.25       N/A     -6.92     -6.57      -11.25      N/A       -6.92      -6.57
--Five Years                                     135.83       N/A       N/A       N/A       18.71      N/A         N/A        N/A
--Ten Years                                      376.53       N/A       N/A       N/A       16.88      N/A         N/A        N/A
--Life of Class (A Shares, 9/22/88; B            519.59     -4.35    141.75     84.46       15.67      N/A       20.88      18.91
  Shares, 9/11/00; C Shares, 8/5/96; and I
  Shares, 9/18/97)

Market Neutral Fund
--One Year                                         3.45       N/A      8.32       N/A        3.45      N/A        8.32        N/A
--Five Years                                      63.71       N/A       N/A       N/A       10.35      N/A         N/A        N/A
--Ten Years                                      139.28       N/A       N/A       N/A        9.11      N/A         N/A        N/A
--Life of Class (A Shares, 9/4/90;    B          161.95      1.21     10.55      9.13        9.53      N/A        9.36        N/A
  Shares, 9/11/00; C Shares, 2/16/00; and I
  Shares, 5/20/00)

Growth Fund
--One Year                                       -18.26       N/A    -14.39    -11.87      -18.26      N/A      -14.39     -11.87
--Five Years                                     292.58       N/A       N/A       N/A       31.44      N/A         N/A        N/A
--Ten Years                                      547.34       N/A       N/A       N/A       20.52      N/A         N/A        N/A
--Life of Class (A Shares, 9/4/90; B             715.40    -17.81    262.28    147.34       21.94      N/A       32.49      29.21
  Shares, 9/11/00; C Shares,

                                                              Total Return                     Average Annual Total Return
                                                              ------------                     ---------------------------
                                                Class A     Class B  Class C   Class I    Class A   Class B    Class C    Class I
                                                -------     -------  -------   -------    -------   -------    -------    -------
              Fund Description                    (%)         (%)      (%)       (%)        (%)       (%)        (%)        (%)
              ----------------                    ---         ---      ---       ---        ---       ---        ---        ---
9/3/96; and I Shares, 9/18/97)

Global Convertible Fund
--One Year                                       -15.50       N/A    -11.31    -10.92      -15.50      N/A      -11.31     -10.92
--Life of Class (A Shares, 9/9/96;  B             78.45     -9.48     85.97     48.60       13.55      N/A       14.72      11.86
  Shares, 9/11/00; C Shares, 9/24/96; and I
  Shares, 9/18/97)

High Yield Fund
--One Year                                         1.98       N/A       N/A       N/A        1.98      N/A         N/A        N/A
--Life of Class (A Shares, 8/1/99;  B               .49      2.52      6.43       N/A         .30      N/A         N/A        N/A
  Shares, 12/21/00; and C Shares,
  12/21/00)

Convertible Technology Fund
--Life of Class (A Shares, 8/24/00;   B          -31.67    -32.26    -29.13       N/A         N/A      N/A         N/A        N/A
  Shares, 8/24/00; C Shares, 8/24/00)


YIELD

         Each Fund other than Growth Fund may also quote yield figures. The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield is not based on actual dividends paid.

         Yield will be computed as follows:


         YIELD  =   2[((a-b/cd)+1)6-1]


         Where:     a =  dividends and interest earned during the period


                    b =  expenses accrued for the period (net of reimbursements)


                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends


                    d = the maximum offering price per share on the last day of the period

         The annualized yields of Market Neutral Fund and High Yield Fund for the 30 days ended March 31, 2001 were as follows:

                          Class A        Class B         Class C        Class I
                          -------        -------         -------        -------
Market Neutral Fund          2.52           1.89            1.82           2.76
High Yield Fund              8.64           7.63            7.81            N/A

         The figures quoted assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return take into account the effect of any sales charge on the amount available for investment or redemption; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes are not taken into account. The figures will not necessarily be indicative of future performance. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by CAM, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

             Barron's                           Money
             Business Week                      Mutual Fund Letter
             Changing Times                     Mutual Fund Magazine
             Chicago Tribune                    Mutual Fund Values (Morningstar)
             Chicago Sun-Times                  Newsweek
             Crain's Chicago Business           The New York Times
             Consumer Reports                   Pensions and Investments
             Consumer Digest                    Personal Investor
             Financial World                    Smart Money
             Forbes                             Stanger Reports
             Fortune                            Time
             Investor's Daily                   USA Today
             Los Angeles Times                  U.S. News and World Report
                                                The Wall Street Journal

         When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions or characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or CAM's economic and market outlook, generally and for the Fund.

         Various newspapers and publications including those listed above may also make mention of a Fund's portfolio managers. The portfolio managers and other members of CAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and a Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about a Fund's portfolio managers, including information about awards received by a portfolio manager or mentions of a manager in the media, may also be described or quoted in Fund advertisements or sales literature.

         Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of a Fund may be compared to various indexes or averages, including but not limited to the Credit Suisse First Boston Convertible Index, the DLJ High Yield Index, the Lehman Brothers Government/Corporate Index, 30-day Treasury Bills, the Lipper Balanced Fund Index, the Lipper Convertible Fund Index, the Lipper Growth and Income Index, the Lipper Growth Fund Average, the Lipper Long-Term Income Fund Index, the Merrill Lynch High Yield Master Index, the Morgan Stanley Capital International World Index, the Russell Mid-Cap Value Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's 400 MidCap Index and the Value Line Index. The performance of a Fund may also be compared to the Russell 2000 Index, the Wilshire Small Growth Index, and the Fisher Small-Cap Growth Index, all supplied by the Carmack Group.

         The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

         The Funds may cite their ratings, recognition, or other mention by Morningstar, Inc. ("Morningstar") or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

         To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index.

                                   DISTRIBUTOR

         CFS, a broker-dealer whose sole shareholder and principal officer is John P. Calamos, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Distribution Plans. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How to Purchase Shares -- Offering Price" in the prospectus. CFS also receives brokerage commissions for executing portfolio transactions for the Funds. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of each of the Funds, except Mid Cap Value Fund that had not yet commenced operations, as shown below during the indicated periods:


             Description                             Year Ended 3/31/01        Year Ended 3/31/00         Year Ended 3/31/99
             -----------                             ------------------        ------------------         ------------------
Convertible Fund
       Commissions received                                  $  851,128                  $284,336                   $231,244
       Commissions retained                                     153,087                    50,153                     50,628

Convertible Growth and Income Fund
       Commissions received                                     592,317                   151,741                     40,059
       Commissions retained                                     107,383                    25,787                     12,310

Market Neutral Fund
       Commissions received                                     178,367                    17,345                      3,805
       Commissions retained                                      24,846                     2,722                        776

Growth Fund
       Commissions received                                   1,777,326                    78,358                        972
       Commissions retained                                     408,255                    13,555                        492

Global Convertible Fund
       Commissions received                                      23,150                    14,090                      1,490
       Commissions retained                                       7,199                     2,420                        250

High Yield Fund*
       Commissions received                                       9,898                    24,745                        N/A
       Commissions retained                                       7,691                     4,928                        N/A

Convertible Technology**
       Commissions received                                       9,458                       N/A                        N/A
       Commissions retained                                       2,753                       N/A                        N/A

----------------------------------

* High Yield Fund commenced operations in August 1, 1999.
** Convertible Technology Fund commenced operations on August 24, 2000.

         CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

         In connection with the exchange privilege, CFS acts as a service organization for the Money Market Portfolio, which is a portfolio of Cash Account Trust. For its services it receives from the portfolios or their affiliates fees at a rate of .60% of the average annual net assets of each account in the portfolio established through the exchange plan.

         CFS from its own resources may pay additional compensation to persons who sell Fund shares or provide subaccounting and shareholder servicing. Such additional compensation may amount to as much as .25% of the offering price, depending on the volume of sales or anticipated volume of sales attributable to the recipient of the commission, and up to .10% of the annual average value of shares held in such accounts.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, CAM uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, CAM considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         The trustees have determined that portfolio transactions for the Funds may be executed through CFS if, in the judgment of CAM, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Funds commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Funds will not effect principal transactions with CFS.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, CAM may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

         In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, CAM may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although CAM believes these services have substantial value, they are considered supplemental to CAM's own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), CAM may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by CAM to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of CAM may indirectly benefit from the availability of these services to CAM, and the Funds may indirectly benefit from services available to CAM as a result of transactions for other clients.

         For the fiscal year ended March 31, 2001, the following table shows for each Fund, except Mid Cap Value Fund, which had not yet commenced operations:
(i) the aggregate principal amount of all portfolio transactions; (ii) the percentage of the aggregate principal amount of all portfolio transactions executed by CFS as agent;

(iii) the aggregate principal amount of all transactions executed on an agency basis, as to which the Fund paid brokerage commissions; (iv) the percentage of the aggregate principal amount of such transactions executed through CFS; (v) the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten public offerings) paid to all brokers; (vi) the aggregate brokerage commissions paid to CFS; and (vii) the percentage of aggregate brokerage commissions paid to CFS.

                                    (i)            (ii)           (iii)        (iv)           (v)              (vi)         (vii)
                                    ---            ----           -----        ----           ---              ----         -----

                                                  % of (i)                  % of (iii)
                                                  Executed      Amount of    Executed
                                Amount of all     through         Agency     through        Aggregate       Commissions   (vi) as %
     Description                Transactions        CFS        Transactions    CFS         Commissions      Paid to CFS     of (v)
     -----------                ------------        ---        ------------    ---         -----------      -----------     ------
Convertible Fund
   Year Ended 3/31/01            $510,488,202       10.5%      $78,675,065     68.3 %        $143,325         $ 98,234      68.5%
   Year Ended 3/31/00             275,713,318        1.7        37,618,293     35.6            61,062           22,444      36.8
   Year Ended 3/31/99             201,476,441       11.0        49,625,534     45.0            86,962           37,659      43.0

Convertible Growth and
Income Fund
   Year Ended 3/31/01             182,464,230        5.5        19,626,356     50.9            34,015           21,687      63.8
   Year Ended 3/31/00              88,653,682        5.2        14,736,948     31.2            25,676            6,554      25.5
   Year Ended 3/31/99              36,459,352       14.0         8,639,122     60.0            14,806            9,124      62.0

Market Neutral Fund
   Year Ended 3/31/01             385,399,304        4.7        88,619,140     20.3           133,549           30,793      23.1
   Year Ended 3/31/00              48,457,692        5.0         8,904,193     27.2            15,866            5,418      34.1
   Year Ended 3/31/99               6,175,200        9.0         2,470,257     22.0             4,758            1,376      29.0

Growth Fund
   Year Ended 3/31/01             333,547,634       48.8       182,190,125     89.3           270,616          249,768      92.3
   Year Ended 3/31/00              91,228,436       38.4        46,647,932     75.1            71,586           53,342      74.5
   Year Ended 3/31/99              44,394,379       36.0        27,299,224     59.0            51,882           26,776      52.0

Global Convertible Fund
   Year Ended 3/31/01              34,699,760        6.5         3,788,094     59.7             4,852            2,203      45.4
   Year Ended 3/31/00              18,301,088        6.3         2,139,082     54.0             3,932            2,014      51.2
   Year Ended 3/31/99              14,539,269       16.0         3,185,748     74.0             5,851            4,160      71.0

High Yield Fund*
   Year Ended 3/31/01               1,824,842        0.0            59,471      0.0               108                0       0.0
   Year Ended 3/31/00                 630,827        2.5            16,063    100.0                30               30     100.0

Convertible Technology Fund**
   Year Ended 3/31/01
                                    4,951,559        6.1           301,476    100.0               831              765      92.1


------------------------------------------------

* High Yield Fund commenced operations on August 1, 1999.
** Convertible Technology Fund commenced operations on August 24, 2000.

Of the aggregate brokerage commissions paid during the year ended March 31, 2001, Convertible Fund, Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund and Convertible Technology Fund paid commissions of $8,730, $975, $3,800, $342, $145, $0, and $0, respectively, to brokers who furnished research services.

                                    TAXATION

         The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

         At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

         Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect to a Fund of those transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid will be decreased.

         Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that Fund. Pursuant to that election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to continue to qualify, and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.

         The Funds must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities such that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold through such other securities more than 10% of the outstanding voting stock of any issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issues (other than U.S. Government securities).

         In order to maintain the qualification of the Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict the Fund's ability to enter into stock index futures contracts or options on such futures contracts or engage in short-term trading and transactions in securities (including stock index futures contracts and options on such futures contracts). For the same reason, the Trust may, in its business judgement, require the Fund to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

                             ALLOCATION AMONG FUNDS

         The assets received by the Trust from the sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expense in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

                              CERTAIN SHAREHOLDERS

         The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at November 30, 2001 were:


                                                                        Percentage (%) of
                                                        Number of       Outstanding Shares
           Shareholder                                   Shares           of the Funds
           -----------                                  ---------       ------------------
CONVERTIBLE FUND - CLASS A

Merrill Lynch & Co., Inc.                               2,893,636             24
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HCS
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab & Co.                                    1,325,899             11
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

                                                                        Percentage (%) of
                                                        Number of       Outstanding Shares
           Shareholder                                   Shares           of the Funds
           -----------                                  ---------       ------------------
CONVERTIBLE FUND - CLASS B

Merrill Lynch & Co., Inc.                               1,666,976             62
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

CONVERTIBLE FUND - CLASS C

Merrill Lynch & Co., Inc.                               4,863,467             55
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97GO9
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

CONVERTIBLE FUND - CLASS I

LaCross and Company                                     1,327,986             68
For the Benefit of Its Customers
311 Main Street
P.O. Box 489
LaCross, WI 54602-0489
(Owned of Record)

Daniel E. Koshland Jr. Tr.                                283,126             15
Daniel E. Koshland Jr. Charitable Remainder Unitrust
U/A DTD Jan. 21, 1996
P.O. Box 7310
Menlo Park, CA  94026-7310
(Owned Beneficially)

Wexford Clearing Services Corp. FBO                       149,241              8
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

                                                                        Percentage (%) of
                                                        Number of       Outstanding Shares
           Shareholder                                   Shares           of the Funds
           -----------                                  ---------       ------------------
CONVERTIBLE GROWTH AND INCOME FUND - CLASS A

Charles Schwab & Co.                                    1,237,219             19
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.                               1,216,796             19
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC4
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

CONVERTIBLE GROWTH AND INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                                 628,126             50
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

                                                                        Percentage (%) of
                                                        Number of       Outstanding Shares
           Shareholder                                   Shares           of the Funds
           -----------                                  ---------       ------------------
CONVERTIBLE GROWTH AND INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                               1,467,251             56
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97KS6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

CONVERTIBLE GROWTH AND INCOME FUND - CLASS I

Wexford Clearing Services Corp. FBO                       120,897             99
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

MARKET NEUTRAL FUND - CLASS A

Charles Schwab & Co.                                    6,785,104             33
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.                               2,859,844             14
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


MARKET NEUTRAL FUND - CLASS B

Merrill Lynch & Co., Inc.                                 784,488             28
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------
MARKET NEUTRAL FUND - CLASS C
Merrill Lynch & Co., Inc.                                 5,057,368          53
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97KS6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

MARKET NEUTRAL FUND - CLASS I

First Hawaiian Bank Corp. Co. Tr.                           743,423          27
FBO Hawaii Carpenters Finl.
Security Fund UAD Nov. 06 90
c/o Marshall & Isley Trust Co.
P.O. Box 2977
Milwaukee, WI  53201-2977
(Owned of Record)

First Hawaiian Bank Corporate Tr.                           742,320          27
Hotel Union and Hotel Industry of Hawaii Pension Fund
c/o M & I Trust Co., Attn. Brian Mellor
1000 North Water Street, Fl. 14
Milwaukee, WI  53202-6648
(Owned of Record)

US Bank National Association                                384,554          14
Minnesota Power & Affiliated
Master Pension Trust
180 E. Fifth Street
P.O. Box 64488
St. Paul, MN 55164-0488
(Owned of Record)

Charles Schwab & Co.                                        241,625           9
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------
GROWTH FUND - CLASS A

Merrill Lynch & Co., Inc.                                 2,231,440          16
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC3
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab & Co.                                      1,362,985          10
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Prudential Securities Inc.                                1,276,295           9
Special Customer Account
For the Sole Benefit of Its Customers
Attn:  Mutual Funds
One New York Plaza
New York, NY 10292-0001
(Owned of Record)

GROWTH FUND - CLASS B

Merrill Lynch & Co., Inc.                                   446,511          25
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.                                 2,122,494          44
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97B60
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------

GROWTH FUND - CLASS I

Bost & Company                                              116,937          63
AC #10109338004
P.O. Box 534005
Pittsburgh, PA 15253-4005
(Owned of Record)

Wexford Clearing Services Corp. FBO                          63,291          34
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------
GLOBAL CONVERTIBLE FUND -CLASS B

Merrill Lynch & Co., Inc.                                    31,637          57
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

LPL Financial Services                                        5,072           9
A/C 4547-9577
9785 Towne Centre Drive
San Diego, CA  92121-1968
(Owed of Record)

LPL Financial Services                                        3,587           6
A/C 2879-1199
9785 Towne Centre Drive
San Diego, CA  92121-1968
(Owed of Record)

Painewebber FBO                                               3,492           6
Gloria DeSantis
109 Edgar St.
Cartbret, NJ  07008-2748
(Owned of Record)

Painewebber FBO                                               3,369           6
Lorraine R. Thompson TTEE
FBO Lorraine R. Thompson
Rev. Liv. Tr. UAD 4-15-85
546 Belltower Avenue
Deltona, FL  32725-8061
(Owned Beneficially)

GLOBAL CONVERTIBLE FUND -CLASS C

Merrill Lynch & Co., Inc.                                   214,761          43
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97KT3
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------

GLOBAL CONVERTIBLE FUND - CLASS I

Wexford Clearing Services Corp. FBO                          88,049          98
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

HIGH YIELD FUND - CLASS A

Wexford Clearing Services Corp. FBO                          49,342          12
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

Merrill Lynch & Co., Inc.                                    42,444          10
For the Sole Benefit of Its Customers
Attn:  Fund Admin. - 9EJB9
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL  32246-6484
(Owned of Record)

Wexford Clearing Services Corp.                              34,273           8
Wexford Clearing C/F
Mr. John H. Olwin
Self SEP DTD 10/13/98
7337 E. Montebello Ave.
Scottsdale, AZ 85250-6023
(Owned of Record)

Wexford Clearing Services Corp.                              28,403           7
Wexford Clearing C/F
Paul Naffah MD
IRA Rollover DTD 02/23/90
6161 County Line Road
Hinsdale, IL 60521-4868
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------
Security Trust Company                                       20,430           5
FBO Calamos Asset Management, inc.
40l(K) Plan
2390 E. Camelback Road, Suite 240
Phoenix, AZ 85016-3474

HIGH YIELD FUND - CLASS B

Merrill Lynch & Co., Inc.                                    85,802          73
For the Sole Benefit of Its Customers
Attn:  Fund Admin-9EJB9
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

HIGH YIELD FUND - CLASS C

Merrill Lynch & Co., Inc.                                    84,773          88
For the Sole Benefit of Its Customers
Attn:  Fund Admin-9EJB9
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

CONVERTIBLE TECHNOLOGY FUND - CLASS A

Wexford Clearing Services Corp. FBO                          72,144          23
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

Merrill Lynch & Co., Inc.                                    41,971          13
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

                                                                       Percentage (%) of
                                                          Number of    Outstanding Shares
           Shareholder                                     Shares        of the Funds
           -----------                                    ---------    ------------------
National Investor Services FBO                               29,050           9
417-00346-17
55 Water Street, 32nd Floor
New York, NY 10041
(Owned of Record)

CONVERTIBLE TECHNOLOGY FUND - CLASS B

Wexford Clearing Services Corp. FBO                          71,486          65
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

Merrill Lynch & Co., Inc.                                    27,669          25
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

CONVERTIBLE TECHNOLOGY FUND - CLASS C

Wexford Clearing Services Corp. FBO                          61,261          57
John P. Calamos
Nick P. Calamos Co-TTEES
Calamos Financial Ser Inc. Empl
PS Plan*
Naperville, IL 60563-1405
(Owned of Record)

Merrill Lynch & Co., Inc.                                    22,642          21
For the Sole Benefit of Its Customers
Attn:  Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

     ------------------

     * John P. Calamos and Nick P. Calamos are the trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by Mr. John Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust.

At December 1, 2001 the trustees and officers of the Trust as a group owned beneficially shares of the Funds as follows: 534,062 shares (2.10%) of Convertible Fund; 349,440 shares (3.33%) of Convertible Growth and Income Fund; 36,888 shares (0.10%) of Market Neutral Fund; 305,357 shares (1.46%) of Growth Fund; 43,794 shares (1.96%) of Global Convertible Fund; 138,845 shares (22.47%) of High Yield Fund; and 410,319 shares (77.13%) of Convertible Technology Fund.

                          CUSTODIAN AND TRANSFER AGENT

         The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund other than Market Neutral Fund, for whom Prudential Securities, Inc., One New York Plaza, New York, New York 10292, is the custodian. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

         Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, serves as transfer agent and dividend paying agent for each Fund.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Funds

                               GENERAL INFORMATION

SHAREHOLDER INFORMATION

         Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996 all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has eight series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

         Each Fund's shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

         Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

         Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

                              FINANCIAL STATEMENTS

         Audited financial statements for the Trust for the fiscal year ended March 31, 2001 and unaudited financial statements for the Trust for the six months ended September 30, 2001 are incorporated herein by reference from the Calamos Investment Trust's annual report and semi-annual report, respectively, to shareholders.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, CAM believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

         AAA--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         AA--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

         AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

         AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

         A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

         BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

         BB--B--CCC--CC AND C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


                                      A-2